                                                                    EXHIBIT 10.6

                                   AGREEMENT
                                   ---------
                                (19% Interests)

     THIS AGREEMENT is made as of the 6th day of November, 1996, by and between GLENN R. JONES ("Jones"), and JONES INTERNATIONAL NETWORKS, LTD, a Colorado corporation ("Buyer").
                                    RECITALS
                                    --------

     A. Jones own 1,196 shares of each of the Class A Common Stock, $.01 par value per share, and Class B Common Stock, $.01 par value per share, of Jones Infomercial Networks, Inc., a Colorado corporation, and 1,900 shares of each of the Class A Common Stock, $.01 par value per share, and Class B Common Stock, $.01 par value per share, of Great American Country, Inc., a Colorado corporation, (hereinafter collectively referred to as the "Shares").

     B. Jones desires to sell the Shares to Buyer, and Buyer desires to acquire said shares from Jones in exchange for the issuance of shares of the Buyer, upon the terms and conditions set forth in this Agreement.

     C. The transaction described in this Agreement shall be subject to, and effective immediately prior to, the consummation of Buyer's initial public offering of shares of Class A Common Stock under the Securities Act of 1933, which offering is the subject of Registration No. 333-15657 (the "Registration Statement").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Exchange.  Subject to the terms and conditions set forth in this
          ------------
Agreement, Jones shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall acquire from Jones, all of the Shares free and clear of all security interests, liens, pledges, claims, charges and encumbrances.

     2.   Consideration.  In consideration for the Shares, Buyer shall issue
          -------------
333,333 shares of Buyer's Class A Common Stock (the "Buyer's Stock") to Jones; provided that such number shall be adjusted, by agreement, in the event that the Buyer's initial public offering (Registration Statement No. 333-15657) is at an initial offering price other than $12.00 per share, or if the stock split described in the prospectus of such public offering is done on a basis other than 220 for 1.

     3.   Jones' Representations.  Jones hereby represents and warrants to Buyer
          ----------------------
that:

          (a) This Agreement is a valid and binding obligation of Jones, enforceable against him in accordance with its terms.
          (b) Jones has good title to the Shares held by him free and clear of all security interests, liens, pledges, charges and encumbrances of every kind.
          (c) The execution and delivery of this Agreement by Jones will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which Jones is a party or by which Jones is bound. The execution, delivery and performance of this Agreement by Jones will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Shares owned by Jones.

     4.   Buyer's Representations.  Buyer hereby represents and warrants to
          -----------------------
Jones that:

          (a) The execution and delivery of this Agreement and the issuance of the Buyer's Stock have been duly and validly authorized and approved by all necessary action of Buyer. This Agreement is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.
          (b) The execution and delivery of this Agreement by Buyer will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute default under, any mortgage, agreement or other instrument to which Buyer is a party or by which Buyer is bound. Execution, delivery and performance of this Agreement by Buyer will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Buyer's Stock.

     5.   Conditions Precedent to Buyer's Obligations.  The obligations of Buyer
          -------------------------------------------
under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) All of the representations and warranties by Jones contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date. Jones shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.
          (b) Jones shall have delivered to Buyer such instruments, consents and approvals as are necessary to transfer the Shares.

     6.   Conditions Precedent to Jones' Obligations.  The obligations of Jones
          ------------------------------------------
under this Agreement shall be subject to the fulfillment of each of the following conditions:

          (a) Buyer shall have delivered the Consideration to Seller in accordance with this Agreement.

     7.   Closing.  The closing hereunder (the "Closing") shall be held in the
          -------
offices of Jones, 9697 E. Mineral Avenue, Englewood, Colorado 80112, on such date or dates as the parties hereto shall mutually agree (the "Closing Date"). At the Closing, all documents and other instruments and documents referred to or contemplated by this Agreement shall be exchanged by the parties hereto, which exchange shall be deemed effective between the parties as of the date first above written.

     8.   Brokerage.  Jones represents and warrants to Buyer that Jones will be
          ---------
solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Jones' use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Buyer represents and warrants to Jones that Buyer will be solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Buyer's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Each party hereto shall indemnify and hold the other party hereto harmless against and in respect of any breach by it of the provisions of this Paragraph.

     9.   Investment Representations.  The Buyer's Stock has not been registered
          --------------------------
under the Securities Act of 1933, as amended, or under any state securities laws. Accordingly, Jones understands and agrees that he is acquiring the shares of the Buyer's Stock for investment and he may not sell, transfer, or convey any interest in or to the Buyer's Stock unless the Buyer's Stock has been registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or unless suitable exemptions from such registration are available. The certificate representing the Buyer's Stock shall bear a legend to the foregoing effect and the share transfer records of Buyer shall be noted to the same effect.

     10.  Miscellaneous.
          --------------

          (a) Buyer shall have the right, upon notice to Jones, to assign to its rights and obligations hereunder to any affiliate of Buyer, or, subject to Jones' consent, to any other entity.
          (b) This Agreement embodies the entire understanding and agreement among the parties concerning the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements in regard thereto. This Agreement shall be interpreted, governed and construed in accordance with the internal laws of the State of Colorado. This Agreement may not be modified or amended except by an agreement in writing executed by both Buyer and Jones.

                            [EXECUTION PAGE FOLLOWS]

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                              GLENN R. JONES:
                              ---------------


                              /s/ Glenn R. Jones
                              ------------------
                              Glenn R. Jones


                              BUYER:
                              ------

                              JONES INTERNATIONAL
                              NETWORKS, LTD


                              By:  /s/ Gregory J. Liptak
                                  ----------------------
                              Name:  Gregory J. Liptak
                              Title:  President

                             AMENDMENT TO AGREEMENT
                                (19% Interests)


     This Amendment to Agreement ("Amendment") is made this 1st day of April, 1997, by and between GLENN R. JONES ("Jones") and JONES INTERNATIONAL NETWORKS, LTD., a Colorado corporation ("Buyer").

                                    RECITALS

     A. Jones and Buyer have entered into that certain Agreement dated November 6, 1996, for the sale of 1,196 shares of each of the Class A Common Stock, $.01 par value per share, and Class B Common Stock, $.01 par value per share, of Jones Infomercial Networks, Inc., a Colorado corporation, and 1,900 shares of each of the Class A Common Stock, $.01 par value per share, and Class B Common Stock, $.01 par value per share, of Great American Country, Inc., a Colorado corporation, owned by Jones (the "Agreement"). Defined terms used herein shall have the same meaning as set forth in the Agreement except as expressly provided for herein.

     B. The transactions described in the Agreement were subject to the consummation of Buyer's initial public offering of shares of Class A Common Stock under the Securities Act of 1933 (the "Offering"). The Offering did not close, but Jones and Buyer still desire to carry out and effectuate the foregoing transactions and to close the same as of the date of this Amendment.

     NOW, THEREFORE, in accordance with the foregoing and the terms and provisions hereof, the parties agree to amend the Agreement as follows:

     1.   Paragraph C of the Recitals shall hereby be deleted in its entirety.

     2. The proviso in Paragraph 2 regarding the Offering shall hereby be deleted in its entirety.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        GLENN R. JONES:
                                        --------------


                                        /s/ Glenn R. Jones
                                        ------------------
                                        Glenn R. Jones


                                        BUYER:
                                        -----

                                        JONES INTERNATIONAL
                                        NETWORKS, LTD.


                                        By:  /s/ Gregory J. Liptak
                                             ---------------------
                                        Name:  Gregory J. Liptak
                                        Title: President

                                       2